EXHIBIT  10.44
AMENDMENTS TO 2005 AND 2006
YEAR-END RSU AND OPTION
AWARD AGREEMENTS
The following amendments were approved by the Compensation Committee of the Board of Directors of The Goldman Sachs Group, Inc. on November 30, 2007:
2006 Year-End Equity-Based Awards
             1. Section 3(a) of each 2006 Year-End RSU Award Agreement with each grantee, who, as of November 30, 2007, participates in The Goldman Sachs Amended and Restated Restricted Partner Compensation Plan, shall be amended by adding the following to the end thereof:
Notwithstanding any other provision of this Award Agreement, but subject to the following sentence, if you are actively employed by the Firm as of November 30, 2007, any 2006 Year-End RSUs that are Outstanding as of such date are Vested, but all other conditions of this Award Agreement shall continue to apply. Without limiting the application of the preceding sentence, your rights in respect of your Outstanding 2006 Year-End RSUs with a specified Vesting Date of November 27, 2009 on the Award Statement immediately shall terminate, such Outstanding 2006 Year-End RSUs shall cease to be Outstanding, and no Shares shall be delivered in respect thereof if, prior to such Vesting Date with respect to such 2006 Year-End RSUs, you (i) form, or acquire a 5% or greater equity ownership, voting or profit participation interest in, any Competitive Enterprise, or (ii) associate in any capacity (including, but not limited to, association as an officer, employee, partner, director, consultant, agent or advisor) with any Competitive Enterprise.
             2. Section 4(a) of each 2006 Year-End Option Award Agreement with each grantee, who, as of November 30, 2007, participates in The Goldman Sachs Amended and Restated Restricted Partner Compensation Plan, shall be amended by replacing the first sentence with the following:
Except as provided below in this Paragraph 4(a) and Paragraphs 4(b), 4(c), 4(d), 5(a), 5(b), 10(g), and 11, on each Vesting Date you shall become Vested in the number or percentage of your 2006 Year-End Options specified next to such Vesting Date on the Award Statement (which may be rounded to avoid fractional Shares).
             3. Section 4(a) of each 2006 Year-End Option Award Agreement with each grantee, who, as of November 30, 2007, participates in The Goldman Sachs Amended and Restated Restricted Partner Compensation Plan, shall be amended by adding the following to the end thereof:
Notwithstanding any other provision of this Award Agreement, but subject to the following sentence, if you are actively employed by the Firm as of November 30, 2007, any 2006 Year-End Options that are Outstanding as of such date are Vested, but all other conditions of this Award Agreement shall continue to apply. Without limiting the application of the preceding sentence, your rights in respect of your Outstanding 2006 Year-End Options with a specified Vesting Date of November 27, 2009 on the Award Statement immediately shall terminate and such Outstanding 2006 Year-End Options shall cease to be Outstanding, if, prior to such Vesting Date with respect to such 2006 Year-End Options, you (i) form, or acquire a 5% or greater equity ownership, voting or profit participation interest in, any Competitive Enterprise, or (ii) associate in any capacity (including, but not limited to, association as an officer, employee, partner, director, consultant, agent or advisor) with any Competitive Enterprise.

2005 Year-End Equity-Based Awards
             1. Section 3(a) of each 2005 Year-End RSU Award Agreement with each grantee, who, as of November 30, 2007, participates in The Goldman Sachs Amended and Restated Restricted Partner Compensation Plan, shall be amended by adding the following to the end thereof:
Notwithstanding any other provision of this Award Agreement, but subject to the following sentence, if you are actively employed by the Firm as of November 30, 2007, any 2005 Year-End RSUs that are Outstanding as of such date are Vested, but all other conditions of this Award Agreement shall continue to apply. Without limiting the application of the preceding sentence, your rights in respect of your Outstanding 2005 Year-End RSUs that with a specified Vesting Date of November 28, 2008 on the Award Statement immediately shall terminate, such Outstanding 2005 Year-End RSUs shall cease to be Outstanding, and no Shares shall be delivered in respect thereof if, prior to such Vesting Date with respect to such 2005 Year-End RSUs, you (i) form, or acquire a 5% or greater equity ownership, voting or profit participation interest in, any Competitive Enterprise, or (ii) associate in any capacity (including, but not limited to, association as an officer, employee, partner, director, consultant, agent or advisor) with any Competitive Enterprise.
             2. Section 4(a) of each 2005 Year-End Option Award Agreement with each grantee, who, as of November 30, 2007, participates in The Goldman Sachs Amended and Restated Restricted Partner Compensation Plan, shall be amended by replacing the first sentence with the following:
Except as provided below in this Paragraph 4(a) and Paragraphs 4(b), 4(c), 4(d), 5(a), 5(b), 10(g), and 11, on each Vesting Date you shall become Vested in the number or percentage of your 2005 Year-End Options specified next to such Vesting Date on the Award Statement (which may be rounded to avoid fractional Shares).
             3. Section 4(a) of each 2005 Year-End Option Award Agreement with each grantee, who, as of November 30, 2007, participates in The Goldman Sachs Amended and Restated Restricted Partner Compensation Plan, shall be amended by adding the following to the end thereof:
Notwithstanding any other provision of this Award Agreement, but subject to the following sentence, if you are actively employed by the Firm as of November 30, 2007, any 2005 Year-End Options that are Outstanding as of such date are Vested, but all other conditions of this Award Agreement shall continue to apply. Without limiting the application of the preceding sentence, your rights in respect of your Outstanding 2005 Year-End Options with a specified Vesting Date of November 28, 2008 on the Award Statement immediately shall terminate and such Outstanding 2005 Year-End Options shall cease to be Outstanding, if, prior to such Vesting Date with respect to such 2005 Year-End Options, you (i) form, or acquire a 5% or greater equity ownership, voting or profit participation interest in, any Competitive Enterprise, or (ii) associate in any capacity (including, but not limited to, association as an officer, employee, partner, director, consultant, agent or advisor) with any Competitive Enterprise.

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